Exhibit 99.1

Riot Blockchain Announces October Production and Operations Updates

Riot produces 464 Bitcoins in October 2021 and announces an increase in targeted hash rate for 2022

CASTLE ROCK, CO. / Globe Newswire / November 3, 2021 / Riot Blockchain, Inc. (NASDAQ: RIOT) (“Riot,” “Riot Blockchain” or “the Company”), an industry leader in Bitcoin (“BTC”) mining and hosting, announces monthly BTC production and operations updates for October 2021, including an increase in estimated self-mining hash rate capacity for 2022, updates to the status of miner shipments and deployment, and updates on the 400 megawatts (“MW”) infrastructure expansion at the Company’s Whinstone facility (“Whinstone”).

Production Updates

•	In October 2021, Riot produced 464 BTC, an increase of approximately 433% over its October 2020 production of 87 BTC.
•	Year to date through October 2021, the Company produced a total of 2,921 BTC, an increase of approximately 257% over its BTC production during the same 2020 period of 818 BTC.
•	As of October 31, 2021, Riot held approximately 3,995 BTC, all produced by the Company’s self-mining operations.
•	Riot currently has a deployed fleet of approximately 27,270 miners, with a hash rate capacity of 2.8 exahash per second (“EH/s”).

Riot intends to continue providing monthly operational updates and unaudited production results through the end of 2021. These updates are intended to keep shareholders informed of the Company’s progress with regards to the execution of the previously announced growth in Riot’s hash rate, and to keep investors apprised of the Company’s development of Bitcoin mining infrastructure critical to de-risking future growth.

Mining Purchase Order and Increase in Estimated Hash Rate for 2022

Riot recently completed a $54 million purchase order with Bitmain Technologies Limited (“Bitmain”) for 9,000 S19j Pro (100 TH/s) miners, with an anticipated delivery and deployment schedule set for May 2022 through October 2022. As a result of this purchase order the Company anticipates that it will have approximately 90,150 Antminers in operation, utilizing approximately 284 MW of energy, by Q4 2022.

Also as a result of this purchase order, Riot has increased its 2022 estimated hash rate capacity by 11.7% to 8.6 EH/s, representing is an increase of approximately 0.9 EH/s over the Company’s previously announced estimate of 7.7 EH/s. The increase in the estimated hash rate to 8.6 EH/s does not include any potential benefits from Riot’s previously announced build-out of 200 MW of immersion-cooled infrastructure.

Miner Deployment and Shipment Updates

Shipments of 11,500 S19J Pro Antminers under previous purchase orders are expected to be shipped to Riot’s Whinstone facility in November 2021. While global logistics issues are impacting some miner shipment schedules, impacts to the Company to date have not been material, and Riot remains in close communication with Bitmain and logistics providers working to mitigate delays where possible.

Operations Update

In October 2021, Riot announced in connection with the previously announced 400 MW expansion of Whinstone, 200 MW would be committed to utilizing immersion-cooling technology. To the Company’s knowledge, this represents the Bitcoin mining industry’s first industrial-scale immersion-cooled deployment of mining hardware (“miner(s),” “ASIC,” or “ASICs”). This development encompasses two buildings currently under construction which are expected to host approximately 46,000 S19 Antminer ASICs from Riot’s already-contracted for miner fleet.

When ASICs are immersion-cooled, ASICs operate in a more stable environment, allowing the equipment to run at higher productivity rates. Based on industry data and the Company’s own preliminary immersion-cooling test results, an estimated 25% increase in hash rate is expected, with an estimated potential to increase ASIC performance by as much as 50%. Riot expects to have more robust test results from the Company’s pilot by the end of Q1 2022. If successful, Riot will leverage its infrastructure development capabilities to increase its Bitcoin mining hash rate without relying solely on purchasing additional mining equipment, resulting in increased operating efficiencies, and thus, capital efficiencies.

Infrastructure Update

In October 2021, Riot’s 400 MW expansion at Whinstone continued to make substantial progress, even amidst navigating the challenges with the current state of the global supply chain. Progress during the month included the arrival of approximately two-hundred 2.5 MW transformers, installation of the substation’s Power Distribution Center, and preparation for commissioning Building F’s 100 MW transformer.

2022 Estimated Hash Rate

Riot Blockchain Hash Rate Capacity Growth (EH/s)
9
8
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3
2
1
0
Nov '21
Dec '21
Jan '22
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Apr '22
May '22
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Oct '22
Nov '22

By Q4 2022, Riot anticipates a total self-mining hash rate capacity of 8.6 EH/s, not including any expected incremental productivity gains from the Company’s utilization of 200 MW of immersion-cooling infrastructure and assuming full deployment of approximately 90,150 Antminer ASICs. Approximately 95% of Riot’s self-mining fleet will consist of the latest generation S19 series miner model. Upon full deployment, the Company’s total self-mining fleet is expected to consume approximately 284 MW of energy. In addition to the Company’s self-mining operations, Riot’s Whinstone facility hosts approximately 200 MW of institutional Bitcoin mining clients.

Conference Schedule

Riot will be participating in the Furey Research Partners Hidden Gems Conference on November 17, 2021, and Roth Capital Partners’ 10th Annual Technology Conference on November 18, 2021.

About Riot Blockchain, Inc.

Riot Blockchain (NASDAQ: RIOT) focuses on mining Bitcoin, and through Whinstone, its subsidiary, hosting Bitcoin mining equipment for institutional clients. The Company is expanding and upgrading its mining operations through industrial-scale infrastructure development and latest-generation miner procurement. Riot’s headquarter is located in Castle Rock, Colorado, and the Whinstone Facility operates out of Rockdale, Texas. The Company also has mining equipment operating in upstate New York under a co-location hosting agreement with Coinmint, LLC. For more information, visit www.RiotBlockchain.com.

Safe Harbor

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.  Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements may never materialize or may prove to be incorrect.  Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements due to various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of the acquisition of Whinstone, including financial and operating results, and the Company’s plans, objectives, expectations, and intentions.  Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements include, but are not limited to: unaudited estimates of BTC production; our future hash rate growth (EH/s); our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development;  the integration of the businesses of the Company and Whinstone may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from the acquisition of Whinstone; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this press release may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our other filings with the SEC, including, but not limited to the additional risk factors set forth in the Company’s Current Report on Form 8-K filed with the SEC on May 26, 2021, copies of which may be obtained from the SEC’s website at www.sec.gov.  All forward-looking statements included in this press release are made only as of the date of this press release, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this press release are cautioned not to place undue reliance on forward-looking statements.

For further information, please contact:

Riot Blockchain, Inc.

Media Contact:

Trystine Payfer

PR@RiotBlockchain.com

Investor Contact:

Phil McPherson

IR@RiotBlockchain.com

303-794-2000 ext. 110

SOURCE: Riot Blockchain, Inc.